                                                                   EXHIBIT 25(c)

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                          ___________________________

                                   FORM T-1

             Statement of Eligibility and Qualification Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee


                          __________________________

                     CHEMICAL TRUST COMPANY OF CALIFORNIA
              (Exact name of trustee as specified in its charter)



CALIFORNIA                                                       94-2926573
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                      Identification No.)

101 California Street, Suite 2725
San Francisco, California                                          94111
(Address of principal executive offices)                         (Zip Code)


                        _______________________________

                            BankAmerica Corporation
              (Exact name of Obligor as specified in its charter)


Delaware  94-1681731
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               Identification No.)

BankAmerica Corporation
555 California Street
San Francisco, California                                          94104
(Address of principal executive offices)                         (Zip Code)


                       ________________________________

                         Subordinated Debt Securities
                        (Title of indenture securities)

1.  GENERAL INFORMATION.


         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Superintendent of Banks of the State of California,
            235 Montgomery Street, San Francisco, CA 94104-2980.
         Board of Governors of the Federal Reserve System,
            Washington, DC.  20511.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

    If the Obligor or any Underwriter for the Obligor is an affiliate of the trustee, describe each such affiliation.

    No such affiliation with the Obligor or Underwriters.

    (Item 2 is at the date hereof based upon incomplete information but is believed to be correct and may be considered to be complete unless modified by an amendment to this Form T-1).


16.   LIST OF EXHIBITS.

      Exhibit 1. Articles of Incorporation of the Trustee as Now in Effect.
      Exhibit 2. Certificate of Authority of the Trustee to Commence Business.
      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers
                 (Contained in Exhibit 2.)
      Exhibit 4. Existing By-Laws of the Trustee.
      Exhibit 5. Not Applicable
      Exhibit 6. Consent of the Trustee.
      Exhibit 7  Report of Condition of the Trustee.
      Exhibit 8. Not Applicable
      Exhibit 9. Not Applicable


                               SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 3rd.day of December, 1996.

                            CHEMICAL TRUST COMPANY OF CALIFORNIA

                            By  /s/ James Nagy
                                -----------------------
                                 James Nagy
                                 Assistant Vice President

EXHIBIT 1. Restated Articles of Incorporation of the Trustee as now in Effect.
--------------------------------------------------------------------------------

                       RESTATED ARTICLES OF INCORPORATION
                       ----------------------------------

                                       OF
                                       --

                MANUFACTURES HANOVER TRUST COMPANY OF CALIFORNIA
                -----------------------------------------------

      Lynn E. Loveall and Denise M. Westermark hereby certify as follows.

      1. They are the vice president and the assistant secretary, respectively, of Manufacturers Hanover Trust Company of California.
      2. The Articles of Incorporation of Manufacturers Hanover Trust Company of California are amended and restated to read in full as follows:
      One: The name of the Corporation is:
      ---

      Manufacturers Hanover Trust Company of California

      Two: The purpose of the corporation is to engage in the commercial banking
      ---
business and the trust business and any other lawful activities which are not, by applicable laws or regulations, prohibited to a commercial bank authorized to engage in the trust business; provided, however, that this corporation shall not engage in the business of making loans, investments or accepting deposits except for (a) deposits that are generated from trust funds not currently invested and that are properly secured to the extent required by law; (b) deposits representing funds received for a special use in the capacity of managing agent or custodian for an owner of , or investor in, real property, securities, or other personal property; or for such owner or investor as agent or custodian of funds held for investment or as escrow agent; or for an issuer of , or broker or dealer in securities, in ac capacity such as paying agent, dividend disbursing agent, or securities clearing agent; provided such deposits are not employed by or for the account of the customer in the manner of a general purpose checking account or interest-bearing account; or (c) making call loans to securities dealers or purchasing money market instruments such as certificates of deposit, commercial paper, government or municipal securities, and bankers acceptances; provided, however that such authorized loans and investments may not be used as a method of channeling funds to non banking affiliates of the corporation.

      Three:  The total number of shares which the corporation is authorized to
      -----
issue is one hundred (100) shares of $100 par value each. The shares of the corporation are subject to assessment by the corporation by order of the Superintendent of Banks of the State of California for the purpose of correcting an impairment of contributed capital in the manner and to the extent provided in Division 1 of the California Financial Code.

      Four:  No amendment to these Articles of Incorporation shall become
      ----
effective unless the certificate of amendment or other instrument setting forth such amendment is filed with the Secretary of State of the State of California with the approval of the Superintendent of Banks of the State of California endorsed thereon. Promptly after the amendment becomes effective, a copy of such certificate of amendment or other instrument certified by the Secretary of State shall be filed with the Superintendent of Banks.

      3. The amendment and restatement set forth herein have been duly approved by the Board of Directors of Manufacturers Hanover Trust Company of California.

      4. The amendment and restatement set forth herein have been duly approved by the required vote of shareholders in accordance with sections 902 and 903 of the California Corporation Code. The corporation has outstanding 100 shares. The number of shares voting in favor of the amendment exceeded 50%, satisfying the voting requirements necessary to pass the amendment.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge


Dated: 12/23/86                         /s Lynn C. Loveall
       --------                         ------------------
                                         Lynn C. Loveall
                                         Vice President



                                        /s Denise M. Westermark
                                        -----------------------
                                         Denise M. Westermark
                                         Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                            ------------------------

                                       OF
                                       --

                           ARTICLES OF INCORPORATION
                           -------------------------


          Nicholas J. Papanikolaw and Anthony J. Horan Certify that:

          1. They are the chairman of the board and the assistant secretary, respectively, of MANUFACTURERS HANOVER TRUST COMPANY OF CALIFORNIA, a California
                 -------------------------------------------------
corporation.

          2.  Article One of the Articles of Incorporation of this corporation
                      ---
is amended to read as follows:

          One    The name of the corporation is:
          ---
                 CHEMICAL TRUST COMPANY OF
                 CALIFORNIA

          3. The foregoing amendment of Articles of Incorporation has been duly approved by the unanimous vote of share holders in accordance with Section 902 of the Corporation Code.

          We further declare under the penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

          Date:  March 26, 1992
                 --------------


                                    /s Nicholas J. Papanikolaw
                                    --------------------------
                                    Chairman



                                    /s Anthony J. Horan
                                    -------------------
                                    Assistant Secretary

EXHIBIT 2. Certificate of Authority of the Trustee to Commence Business.
--------------------------------------------------------------------------------
No. 1476

                              State of California

                           State Banking Department


    Whereas, after due examination it appears that Chemical Trust Company of California having its principal place of business in the City and County of San Francisco, State of California, has complied with all the provisions of the Banking Law of the State of California, and with all other necessary requirements of law relating thereto;

    Now Therefore, I, the undersigned, Superintendent of Banks of the State of California, do certify that said bank is qualified and is hereby authorized to transact a trust banking business at 50 California Street in the City and County of San Francisco, State of California.

    In Testimony Whereof witness my hand and Seal this 9th day of April, 1984 at San Francisco, California.


                                         /s LOUIS CARTER
                                         Superintendent of Banks
                                         State of California

(Seal of Superintendent of Banks
of the State of California)

EXHIBIT 3. Authorization of the Trustee to Exercise Corporate Trust Powers.
--------------------------------------------------------------------------------
            (Contained in Exhibit 2.)

EXHIBIT 4. Existing By-Laws of the Trustee.
--------------------------------------------------------------------------------

                                    BY-LAWS
                                    -------

                                      OF
                                      --

                    MANUFACTURERS HANOVER TRUST COMPANY OF CALIFORNIA
                    -------------------------------------------------


                                   ARTICLE I
                                   ---------


                               PRINCIPAL OFFICE
                               ----------------


          Section 1.  The head office for the transaction of the business of the
          ---------
corporation is hereby fixed and located at San Francisco, California. The Board of Directors may change said head office from one location to another with the written approval of the Superintendent of Banks of the State of California.

          Section 2.  The Board of Directors may establish and maintain one or
          ---------
more branch offices within the State of California when authorized by the Superintendent of Banks of the State of California.

                                  ARTICLE II
                                  ----------

                           Meetings of Shareholders
                           ------------------------

          Section 1.  All meetings of the shareholders shall be held at any
          ---------
place within or without the State of California which may be designated either by the Board of Directors or by the written consent of all shareholders entitled to vote thereat and not present at the meeting given either before or after the meeting and filed with the secretary of the corporation. In the absence of any such designation, shareholders' meetings shall be held at the head office of the corporation.

    Section 2.  The annual meeting of the shareholders of the corporation shall
    ---------
be held at such time in each year as may be designated from time to time by the Board of Directors. At such meeting, directors shall be elected and any other proper business may be transacted which is within the powers of the shareholders. Written notice of each annual meeting shall be given to each shareholder entitled to vote either personally or by first-class mail or other means of written communication (which includes, without limitation and wherever used in these By-Laws, telegraphic and facsimile communication), charges prepaid, addressed to each shareholder at the address appearing on the books of the corporation, or given by the shareholder to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one (1) year from the date of the giving of the notice or report to all other shareholders. If no address of a shareholder appears on the books of the corporation or is given by the shareholder to the corporation, notice is duly given to him if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is located or if published at least once in a newspaper or general circulation in the county in which said principal executive office is located.

    All such notices shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the United States mail or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication.

    Such notices shall state:

    (a)  the place, date and hour of the meeting;

    (b) those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders;

    (c) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by management for election; and

    (d)  such other matters, if any, as may be expressly required by statute.

    Section 3.  Special meetings of the shareholders for the purpose of taking
    ---------
any action permitted to be taken by the shareholders under the General Corporation Law, the California Banking Law and the Articles of Incorporation of this corporation, may be called by the chairman of the board or the president, or by any vice president, or by the Board of Directors, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner and contain the same statements as required for annual meetings of shareholders. Notice of any special meeting shall also specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

    Section 4.  The presence in person or by proxy of the holders of a majority
    ---------
of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no other business may be transacted except as provided in the preceding sentence.

    Section 5.  The affirmative vote of a majority of the shares represented and
    ---------
voting at a duly held meeting at which a quorum is present (which shares voting affirmatively shall constitute at least a majority of the required quorum) shall be the act of the shareholders except as may otherwise be provided by (i)
Section 4 of this Article II, (ii) the cumulative voting provisions for this election of directors as stated in this Section below, and (iii) the California General Corporation Law, the California Banking Law or the Articles of Incorporation of this corporation. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are normally entitled, or distribute his votes on the same principle among as many candidates as he shall think fit. No shareholder shall be entitled to cumulate votes unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected.

    Section 6.  Any action which, under any provision of the laws of the State
    ---------
of California, may be taken at a meeting of the shareholders, may be taken without a meeting if authorized by a writing signed by persons entitled to vote a majority of the shares of the corporation, and filed with the secretary of the corporation.

    Section 7.  Every person entitled to vote or execute consents shall have the
    ---------
right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary. Proxies shall be valid and shall be executed in accordance with
Section 705 of the General Corporation Law or successor section thereto.

                                  ARTICLE III
                                  -----------

                              Board of Directors
                              ------------------

    Section 1.  Subject to the provisions of the California General Corporation
    ---------
Law, the California Banking Law and any limitations in the Articles of Incorporation and these By-Laws as to action to be authorized or approved by the shareholders, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

    Section 2.  The authorized number of directors shall not be less than six
    ---------
(6) nor more than eleven (11). The exact authorized number of directors shall be fixed from time to time, within the limits specified in this Section or in the Articles of Incorporation, by the Board of Directors, or by a By-law or amendment thereof duly adopted by the vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the written consent of the holders of a majority of the outstanding shares entitled to vote, until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section adopted by approval of the holders of a majority of the outstanding shares. No amendment shall be adopted reducing the minimum authorized number of Directors to a number less than five (5).

    Section 3.  The directors shall be elected at each annual meeting of
    ---------
shareholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose or by unanimous written consent of all shares entitled to vote for the election of directors. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected, except as otherwise provided by statute.

    Section 4.  Vacancies in the Board of Directors, except for a vacancy
    ---------
created by the removal of a director, may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director.

    Section 5.  Each director upon taking office, after the corporation's
    ---------
receipt of a Certificate of Authority to transact business as a trust company from the Superintendent of Banks of the State of California, shall make an oath or affirmation as required by Section 682 of the California Financial Code or successor section thereto, and each such oath, subscribed by the director and certified by the officer before whom it is taken, shall be immediately filed with the Superintendent of Banks.

                                  ARTICLE IV
                                  ----------
                             Meetings of Directors
                             ---------------------

    Section 1.  The Board of Directors shall hold a regular or special meeting
    ---------
at least once each calendar month. Regular meetings of the Board of Directors shall be held at any time and place within the State of California that has been designated by resolution from time to time by the Board of Directors. In the absence of such designation, regular meetings shall be held at the head office of the corporation, except as otherwise provided in this Section 1. Immediately following each annual meeting of the shareholders there shall be a regular meeting of the Board of Directors of the corporation within the State of California at the place of said annual meeting or at such other place as shall have been designated by the Board of Directors for the purpose of organization, election of officers and the transaction of other business. Other regular meetings of the Board of Directors shall be held without call on such date and time as may be fixed by the Board of Directors; provided, however, that should any such day fall on a legal holiday, then said meeting shall be held at the same time on the next business day thereafter ensuing which is not a legal holiday. Notice of regular meetings of the directors is hereby dispensed with and no notice whatever of any such meeting need be given, provided that notice of any change in the time or place of regular meetings shall be given to all of the directors in the same manner as notice for special meetings of the Board of Directors.

    Section 2.  Special meetings of the Board of Directors may be held at any
    ---------
place within or without the State of California which has been designated in the notice of the meeting, or, if not designated in the notice or if there is no notice, at the head office of the corporation. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the Board or president or by any two directors. Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or telegram or facsimile transmission, charges prepaid, addressed to him at his address as it appears upon the records of the corporation or, if it is not so shown on the records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is telegraphed or sent by facsimile transmission, it shall be delivered to a common carrier for transmission to the director or actually transmitted by the person giving the notice by electronic means to the director at least twenty-four (24) hours prior to the time of the holding of the meeting. Any notice given personally or by telephone may be communicated to either the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the director. Such deposit in the mail, delivery to a common carrier, transmission by electronic means or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such directors. The notice need not specify the place of the meeting if the meeting is to be held at the head office of the corporation, and need not specify the purpose of the meeting.

    Section 3.  Presence of a majority of the authorized number of directors at
    ---------
a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be deemed the act of the Board of Directors, subject to the provisions of Section 310, 311 and 317 of the California General Corporation Law. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

    Section 4.  Notice of a meeting need not be given to any director who signs
    ---------
a waiver of notice or consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

    Section 5.  Any action required or permitted to be taken by the Board of
    ---------
Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

    Section 6.  The provisions of this Article IV shall also apply, with
    ---------
necessary changes in points of detail, to committees of the Board of Directors, if any, and to actions by such committees (except that regular meetings of committees shall be established by the committees and except that special meetings of a committee may also be called at any time by any two members of the committee), unless otherwise provided by these By-Laws or by the resolution of the Board of Directors designating such committees. For such purpose, references to "the Board" or "the Board of Directors" shall be deemed to refer to each such committee and references to "directors" or "members of the Board" shall be deemed to refer to members of the committee. Committees of the Board of Directors may be designated, and shall be subject to the limitations on their authority, as provided in Section 311 of the General Corporation Law or any successor section thereto. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors.

            Section 7.  Directors and members of committees may receive such
            ---------
compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board.


                                   ARTICLE V
                                   ---------


                                   Officers
                                   --------


          Section 1.  The officers of the corporation shall be a chairman of the
          ---------
board or a president or a general manager, or any combination of the foregoing, a secretary, and a treasurer, who shall also be the chief financial officer of the corporation. The corporation may also have, at the discretion of the Board of Directors, one or more executive vice presidents, senior vice presidents and vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be designated from time to time by the Board of Directors. Any number of offices may be held by the same person. The officers shall be elected by the Board of Directors and shall hold office at the pleasure of such Board.


                             Chairman of the Board
                             ---------------------

          Section 2.  The chairman of the board, if there be such officer,
          ---------
shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-Laws.

                                   President
                                   ---------

          Section 3.  Subject to such powers and duties, if any, as may be
          ---------
prescribed by these By-Laws or the Board of Directors for the chairman of the board, if there be such officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the Board of Directors. He shall have all the powers and shall perform all of the duties which are ordinarily inherent in the office of the president, and he shall have such further powers and shall perform such further duties as may be prescribed for him by the Board of Directors.

                                General Manager
                                ---------------

          Section 4.  In the absence or disability or refusal to act of the
          ---------
president, the general manager shall perform all of the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president.



                                Vice Presidents
                                ---------------

          Section 5.  In the absence or disability or refusal to act of the
          ---------
president or the general manager, the executive vice president designated by the president or the general manager or the Board of Directors, or, if there be none, the senior vice president so designated, or if there be none, the vice president so designated shall perform all of the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president. The executive vice presidents, the senior vice presidents and the vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the By-Laws.

                                   Secretary
                                   ---------

          Section 6.  The secretary shall keep or cause to be kept at the head
          ---------
office of the corporation or such other place as the Board of Directors may order, a book of minutes of all proceedings of the shareholders, the Board of Directors and committees of the Board, with the time and place of holding, whether regular or special, and if special how authorized, the notice thereof given, the names of those present at directors' and committee meetings, and the number of shares present or represented at shareholders' meetings. The secretary shall keep or cause to be kept at the head office a record of shareholders or a duplicate record of shareholders showing the names of the shareholders and their addresses, the number of shares and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation. The secretary or an assistant secretary or, if they are absent or unable or refuse to act, any other officer of the corporation, shall give or cause to be given notice of all the meetings of the shareholders, the Board of Directors and committees of the Board required by the By-Laws or by law to be given, and he shall keep the seal of the corporation, if any, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws.

          Section 7.  It shall be the duty of the assistant secretaries to
          ---------
assist the secretary in the performance of his duties and generally to perform such other duties as may be delegated to them by the Board of Directors.

                                   Treasurer
                                   ---------

          Section 8.  The treasurer shall be the chief financial officer of the
          ---------
corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the corporation. He shall receive and deposit all moneys and other valuables belonging to the corporation in the name and to the credit of the corporation and shall disburse the same only in such manner as the Board of Directors or the appropriate officers of the corporation may from time to time determine, shall render to the president and the Board of Directors, whenever they request it, an account of all his transactions as treasurer and of the financial condition of the corporation, and shall perform such further duties as the Board of Directors may require.

          Section 9.  It shall be the duty of the assistant treasurers to assist
          ---------
the treasurer in the performance of his duties and generally to perform such other duties as may be delegated to them by the Board of Directors.

                                  ARTICLE VI
                                  ----------

                                 Annual Report
                                 -------------

          Section 1.  So long as the corporation shall have fewer than one
          ---------
hundred shareholders of record (determined as provided in Section 605 of the General Corporation Law of the State of California), the requirement of Section 1501(a) of said law that an annual report be sent to the shareholders is expressly waived.

                                  ARTICLE VII
                                  -----------

                                  Amendments
                                  ----------

          Section 1.  New By-Laws may be adopted or these By-Laws may be amended
          ---------
or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise provided by law or by the Articles of Incorporation or these By-Laws.

          Section 2.  Subject to the right of shareholders as provided in
          ---------
Section 1 of this Article to adopt, amend or repeal By-Laws, and except as otherwise provided by law or by the Articles of incorporation, By-Laws, or other than a by-law or amendment thereof changing the authorized maximum or minimum number of directors, may be adopted, amended or repealed by the Board of Directors.

          Section 3.  Any amendment to these By-Laws shall become effective only
          ---------
when approved by the Superintendent of Banks of the State of California and when a copy thereof, certified by the secretary of the corporation, has been filed with the Superintendent of Banks.

EXHIBIT 6. Consent of the Trustee.
--------------------------------------------------------------------------------

    Chemical Trust Company of California hereby consents, in accordance with the provisions of Section 321(b) of the Trust Indenture Act of 1939, that reports of examinations by Federal, State, Territorial and District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                             CHEMICAL TRUST COMPANY OF CALIFORNIA



                              BY:   /s/ James Nagy
                                    --------------
                                    James Nagy
                                 Assistant Vice President

EXHIBIT 7. Report of Condition of the Trustee.
--------------------------------------------------------------------------------

TRUST COMPANY

CONSOLIDATED REPORT OF CONDITION OF      Chemical Trust Company of California
                                        --------------------------------------
                                             (Legal Title)

LOCATED AT San Francisco       San Francisco         CA        94111
           -------------------------------------------------------------
              (City)              (County)        (State)      (Zip)

AS OF CLOSE OF BUSINESS ON September 30, 1995       BANK NO.        1476
                           ----------------------                  -----
------------------------------------------------------------------------
------------------------------------------------------------------------

ASSETS                                                    DOLLAR AMOUNT IN THOUSANDS
1.  Cash and due from banks                                                   12,448
2.  U.S. Treasury securities                                                  10,010
3.  Obligations of other U.S. Government agencies and corporations
4.  Obligations of States and political subdivisions
5.  Other securities (including $                corporate stock
                                 ----------------
    (a)  Loans
    (b)  Less:  Reserve for possible loan losses
    (c)  Loans (Net)
7.  Bank Premises, furniture and fixtures and other assets representing bank
    premises (including $ -0-                      capital leases)               170
                          -------------------------
8.  Real estate owned other than bank premises
9.  Investments in subsidiaries not consolidated
10. Other assets (complete schedule on reverse) (including        intangibles) 1,157
                                                           -------
11. TOTAL ASSETS                                                              23,785
                                                                              ------
 LIABILITIES
12. Liabilities For borrowed money
13. Mortgage indebtedness (including $                  capital leases)
                                       ----------------
14. Other liabilities (complete on schedule on reverse                         5,368
15. TOTAL LIABILITIES                                                          5,368
                                                                               =====
16. Capital notes and debentures

SHAREHOLDERS EQUITY

17. Preferred stock--
    (Number shares outstanding                  ) Amount $
                               ----------------
18. Common stock--
    (Number shares authorized      100          ) Amount $
                               ----------------
    (Number shares outstanding     100          ) Amount $       10
                               ----------------
19. Surplus                                      Amount $     9,990
20. TOTAL CONTRIBUTED CAPITAL                                                 10,000
21. Retained earnings and other capital reserves                               8,417
22. TOTAL SHAREHOLDERS EQUITY                                                 18,417
23. TOTAL LIABILITIES AND CAPITAL ACCOUNTS                                    23,785
                                                                              ======

MEMORANDA

1.  Assets deposited with State Treasurer to qualify for exercise of fiduciary
    powers (market value)                                                    605



The undersigned, Francis J. Farrell, VP, Manager & CFO and
                 ------------------------------------- ---
                           (Name and Title)
                 Frank Seidel, VP & Manager
                 --------------------------
                      (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on 10/30/95, at San Francisco, California
            --------     -------------
             (Date)         (City)

              s/Francis J. Farrell           s/Frank Seidel
              --------------------           --------------
                  (Signature)                 (Signature)




                           SCHEDULE OF OTHER ASSETS

                  Accounts Receivable-Trade              44
                  Accounts Receivable-Chemical          559
                  Accrued Interest                       43
                  Deferred Taxes                        396
                  Other                                 115
                     Total (same as Item 10)          1,157
                                                      =====



                         SCHEDULE OF OTHER LIABILITIES
                  Accrued Income Taxes                2,188
                  Accrued Expenses & A/P                161
                  Accrued Inter company Exp/Pay         269
                  Accrued Pension & Benefits          2,750
                     Total (same as Item 14)          5,368
                                                      =====